AB BOND FUNDS
- AB Credit Long/Short Portfolio
- AB Global Bond Fund
- AB High Income Fund
- AB High Yield Portfolio
- AB Income Fund
- AB Intermediate Bond Portfolio
- AB Limited Duration High Income Portfolio
- AB Tax-Aware Fixed Income Portfolio
- AB Unconstrained Bond Fund

Each of the funds listed above is hereinafter referred to as a "Fund" or, collectively, the "Funds."

Supplement dated June 15, 2017 to the Statement of Additional Information dated January 31, 2017, as amended ("SAI"):
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For each Fund, the seventh paragraph in the section "Information about the Funds and their Investments—Additional Investment Policies and Practices—Use of Options, Futures Contracts, Forwards and Swaps by a Fund—Futures Contracts and Options on Futures Contracts" is replaced by the following:
Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
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This Supplement should be read in conjunction with the SAI for the Funds.
You should retain this Supplement with your SAI for future reference.

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